INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2022
INTANGIBLE ASSETS, NET
Schedule of Intangible assets

	As of December 31,
	2021	2022

	(HK$ in thousands)
Gross carrying amount
Computer software	15,596	27,196
License	4,261	29,564
Others	3,638	10,087
Total of gross carrying amount	23,495	66,847

Less: accumulated amortization
Computer software	(5,172)	(9,017)
Licenses	—	(1,493)
Others	(1,105)	(1,889)
Total of accumulated amortization	(6,277)	(12,399)
Intangible assets, net	17,218	54,448